UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 13, 2014

_____________________________

CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)
_____________________________

Texas	001-09645	74-1787539
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Matters Regarding Robert Pittman

On January 13, 2014, CC Media Holdings, Inc. (“CCMH”) and Robert Pittman entered into an amended and restated employment agreement (the “Pittman Employment Agreement”).  Mr. Pittman serves as: (i) the Chairman, Chief Executive Officer and member of the board of directors of CCMH (the “CCMH Board”) and Clear Channel Communications, Inc., an indirect subsidiary of CCMH (“CCU”), (ii) the Chairman, Chief Executive Officer and a member of the board of managers of Clear Channel Capital I, LLC, an indirect subsidiary of CCMH (“Capital I”) and (iii) Executive Chairman and a member of the board of directors of Clear Channel Outdoor Holdings, Inc., an indirect subsidiary of CCMH, Capital I and CCU (“CCOH”).In connection therewith and on January 13, 2014 (i) CCMH and Mr. Pittman entered into (A) a restricted stock award agreement (the “CCMH Stock Award Agreement”), pursuant to which CCMH granted Mr. Pittman 350,000 restricted shares of CCMH’s Class A Common Stock, par value $0.001 per share (the “CCMH Common Stock”), and (B) an amendment to Executive Option Agreement (the “Amendment to Option Agreement”) to amend certain terms applicable to CCMH’s previous grant of an option to Mr. Pittman to purchase 830,000 shares of CCMH Common Stock; and (ii) CCOH and Mr. Pittman entered into a restricted stock award agreement (the “CCOH Stock Award Agreement”) pursuant to which CCOH granted Mr. Pittman 271,739 restricted shares of CCOH’s Class A Common Stock, par value $0.01 per share (the “CCOH Common Stock”).

Amended and Restated Employment Agreement

On January 13, 2014, CCMH entered into the Pittman Employment Agreement with Mr. Pittman to amend and restate the employment agreement Mr. Pittman previously entered into with CCMH on October 2, 2011.  The Pittman Employment Agreement has an initial 5-year term (the “Initial Term”) that ends on January 13, 2019 and thereafter provides for automatic 12-month extensions, unless either CCMH or Mr. Pittman gives 60 days’ prior notice electing not to extend the Pittman Employment Agreement.

Mr. Pittman will receive a base salary at a rate no less than $1,200,000 per year, which shall be increased at the discretion of the CCMH Board or its Compensation Committee.  Mr. Pittman will also have the opportunity to earn an annual performance bonus for the achievement of reasonable performance goals established annually by the CCMH Board or its Compensation Committee after consultation with Mr. Pittman.   The aggregate target performance bonus is 150% of Mr. Pittman’s annual base salary.  The Pittman Employment Agreement also entitles Mr. Pittman to participate in all pension, profit sharing, and other retirement plans, all incentive compensation plans, and all group health, hospitalization and disability or other insurance plans, paid vacation, sick leave and other employee welfare benefit plans in which other similarly situated employees of CCMH may participate.  During the term of his employment, CCMH will make an aircraft (which, to the extent available, will be a Dassault-Breguet Mystere Falcon 900) available to Mr. Pittman for his business and personal use and will pay all costs associated with the provision of the aircraft.  If a company aircraft is not available due to service or maintenance issues, CCMH will charter a comparable aircraft for Mr. Pittman's business and personal use.  CCMH will make a car and driver available for Mr. Pittman's business and personal use in and around the New York area as well as anywhere else on company business.  CCMH will reimburse Mr. Pittman for reasonable legal fees incurred by Mr. Pittman in connection with the negotiation of the Pittman Employment Agreement.  The Pittman Employment Agreement also contains customary confidentiality, non-competition and non-solicitation provisions.

If Mr. Pittman’s employment with CCMH is terminated by CCMH without Cause (as defined in the Pittman Employment Agreement), if Mr. Pittman terminates his employment for Good Cause (as defined in the Pittman Employment Agreement) or if Mr. Pittman’s employment is terminated by CCMH following its notice of non-renewal after the Initial Term, CCMH shall pay to Mr. Pittman a lump sum amount equal to Mr. Pittman's accrued and unpaid base salary, any earned but unpaid performance bonus for the previous year (the “Earned Bonus”) and any payments to which he may be entitled under any applicable employee benefit plan according to the terms of such plans and policies.  In addition, if Mr. Pittman has signed and returned (and has not revoked)  a severance agreement and a general release of claims in the form attached to the Pittman Employment Agreement (the “Release”) by the sixtieth (60th) day following the date of his termination, CCMH will (i) pay to Mr. Pittman, in periodic ratable installment payments twice per month over a period of two years following such date of termination in accordance with ordinary payroll practices and deductions in effect on the date of termination, an aggregate amount equal to two times the sum of Mr. Pittman's base salary and target bonus, (ii) reimburse Mr. Pittman for all COBRA premium payments paid by Mr. Pittman for continuation of healthcare coverage during the 18-month period following the date of Mr. Pittman's termination and (iii) pay to Mr. Pittman his prorated performance bonus, based on actual results for such year payable at the same time bonuses for such year are paid to other senior executives of CCMH (the “Prorated Performance Bonus”); provided that no payments shall be made until the 60th day following the date of Mr. Pittman's termination (with the first payment including all amounts that would otherwise have been made prior to such date).

If Mr. Pittman's employment with CCMH is terminated due to Mr. Pittman's death or disability, CCMH will pay to Mr. Pittman or to his designee or estate (i) a lump sum equal to Mr. Pittman's accrued and unpaid base salary, (ii) any Earned Bonus, (iii) Mr. Pittman's Prorated Performance Bonus; and (iv) any payments to which Mr. Pittman's spouse, beneficiaries or estate may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).  If Mr. Pittman or his estate has signed and returned (and has not revoked) the Release by the sixtieth (60th) day following Mr. Pittman's date of termination, CCMH will reimburse Mr. Pittman or his estate for all COBRA premium payments paid by Mr. Pittman or his estate for continuation of healthcare coverage during the 18-month period following Mr. Pittman's date of termination; provided that no payments shall be made until the 60th day following Mr. Pittman's date of termination (with the first payment including all amounts that would otherwise have been made prior to such date).

If Mr. Pittman terminates his employment without Good Cause or elects not to renew his employment after the Initial Term, CCMH shall pay Mr. Pittman in a lump sum an amount equal to Mr. Pittman’s accrued and unpaid base salary, any Earned Bonus and any payments to which Mr. Pittman may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).  If CCMH terminates Mr. Pittman’s employment for Cause, CCMH shall pay Mr. Pittman in a lump sum an amount equal to Mr. Pittman’s accrued and unpaid base salary and any payments to which Mr. Pittman may be entitled under any applicable employee benefit plan (according to the terms of such plans and policies).

The Pittman Employment Agreement contains a 280G “gross-up” provision that applies in certain circumstances in which any payments (the “Company Payments”) received by Mr. Pittman are deemed to be “excess parachute payments” subject to excise taxes under Section 4999 of the Internal Revenue Code (the “Code”).  If, at the time any such excise tax is imposed, the stockholder approval rules of Q&A 6 in the applicable Section 280G regulations (the “Cleansing Vote Rules”) are applicable and Mr. Pittman declines to submit such excess parachute payments for approval by CCMH’s stockholders, CCMH shall pay such excise tax imposed by Section 4999 of the Code.  If, at the time any such excise tax is imposed, the Cleansing Vote Rules are not applicable, Mr. Pittman will be entitled to a gross-up payment equal to (i) such excise tax and (ii) any U.S. federal, state and local income or payroll tax imposed on such gross-up payment; provided that if the Company Payments are found to be equal to or less than 110% of the “safe harbor” amount (as defined in the Pittman Employment Agreement), the Company Payments will be reduced to equal such safe harbor amount, such that no excise tax will be imposed by Section 4999 of the Code.

In the event that Mr. Pittman’s employment is terminated due to his death, disability, or Retirement (as defined in the Pittman Employment Agreement), CCMH will pay him a lump sum amount equal to any taxes paid by Mr. Pittman in accordance with Section 83(b) of the Code with respect to any CCMH Restricted Stock (defined below) that, at the time of such death, disability, or Retirement, remains unvested.

CCMH Restricted Stock Award Agreement

Pursuant to the terms of the CCMH Stock Award Agreement, CCMH granted Mr. Pittman 350,000 restricted shares of CCMH Common Stock (the “CCMH Restricted Stock”) pursuant to, and subject to the terms and conditions of, the Clear Channel 2008 Executive Incentive Plan (the “CCMH 2008 Plan”).  The CCMH Restricted Stock is divided into two tranches consisting of: (i) 100,000 shares of CCMH Restricted Stock (the “Tranche 1 Shares”) and (ii) 250,000 shares of CCMH Restricted Stock (the “Tranche 2 Shares”).  The Tranche 1 Shares will vest in two equal parts on each of December 31, 2017 and December 31, 2018 if Mr. Pittman is employed on each such date.  The Tranche 2 Shares will vest upon the achievement of a 1.0x Qualifying Return to Investor (as defined in the CCMH Stock Award Agreement), provided Mr. Pittman continues to be employed at such time.  The Tranche 1 Shares will: (i) continue to vest in accordance with the terms of the CCMH Stock Award Agreement upon a Change in Control (as defined in the CCMH Stock Award Agreement); (ii) vest with respect to 50,000 shares in the event of a Good Leaver Termination (as defined in the CCMH Stock Award Agreement); and (iii) vest with respect to 100% of any unvested shares if a Good Leaver Termination occurs within 90 days of a Change in Control (as defined in the CCMH Stock Award Agreement).  The Tranche 2 Shares will: (i) in the case of a Good Leaver Termination, be subject to continued vesting for the six-month period following such termination in accordance with the Qualifying Return to Investor metrics set forth above; (ii) in the case of a Standalone CIC (as defined in the CCMH Restricted Stock Agreement), be converted to a dollar vesting schedule such that the Tranche 2 Shares will vest, if at all, at 100% on the date that the Fair Market Value (as defined in the CCMH Stock Award Agreement) of one share of CCMH Common Stock reaches $36; (iii) in the case of a Good Leaver Termination that occurs during the 18-month period following a Standalone CIC, vest as to 75% of any unvested Tranche 2 Shares if such Standalone CIC takes place prior to the first anniversary of the grant date; vest as to 50% of any unvested Tranche 2 Shares if such Standalone CIC takes place  on or after the first anniversary of the grant date but prior to the second anniversary of the grant date; and vest as to 25% of any unvested Tranche 2 if such Standalone CIC takes place on or after the second anniversary of the grant date but prior to the fifth anniversary of the grant date; and (iv) in the case of a Change of Control that is not a Standalone CIC, vest as to 75% of any unvested Tranche 2 Shares if such Change in Control takes place prior to the first anniversary of the grant date; vest as to 50% of any unvested Tranche 2 Shares if such Change in Control takes place  on or after the first anniversary of the grant date but prior to the second anniversary of the grant date; and vest as to 25% of any unvested Tranche 2 Shares if such Change in Control takes place on or after the second anniversary of the grant date but prior to the third  anniversary of the grant date.

Amendment to the Executive Option Agreement

Pursuant to the terms of the Amendment to Option Agreement, CCMH and Mr. Pittman amended certain terms set forth in the Executive Stock Option Agreement (the “CCMH Option Agreement”), dated October 2, 2011, between CCMH and Mr. Pittman.  In connection therewith, with respect to Mr. Pittman’s option (the “Options”) to purchase the 830,000 shares of CCMH Common Stock pursuant to the CCMH Option Agreement, 200,000 of such Options were terminated and forfeited.  Such termination and forfeiture applied ratably, such that immediately following January 13, 2014, 252,000 Options were vested and 378,000 Options will vest ratably on the third, fourth, and fifth anniversary of the Grant Date (as defined in the CCMH Option Agreement).

CCOH Restricted Stock Award Agreement

Pursuant to the terms of the CCOH Stock Award Agreement, CCOH granted Mr. Pittman 271,739 restricted shares of CCOH Common Stock (the “CCOH Restricted Stock”) pursuant to, and subject to the terms and conditions of, the Clear Channel Outdoor Holdings, Inc. 2012 Stock Incentive Plan.  Fifty percent of the CCOH Restricted Stock will vest on each of December 31, 2016 and December 31, 2017, respectively, provided that Mr. Pittman is continuously employed by or providing services to CCOH through each such vesting date.  In the event of Mr. Pittman’s termination of employment or service from CCMH for any reason, then, except as otherwise provided in the CCOH Stock Award Agreement, all unvested shares of CCOH Restricted Stock will be immediately forfeited.  In the event that Mr. Pittman’s employment with CCMH and its subsidiaries is terminated by CCMH for a reason other than Cause or by Mr. Pittman for Good Cause (as defined in the Pittman Employment Agreement), 50% of any shares of CCOH Restricted Stock that would otherwise vest within 12 months after such termination will remain outstanding and vest on the date such shares would otherwise have vested, except that if such termination occurs during the 90-day period prior to or the 12-month period following a Change in Control (as defined in the CCOH Stock Award Agreement), 100% of any unvested CCOH Restricted Stock will vest upon the consummation of such Change in Control (or on the termination date in the case of a termination following a Change in Control).  If Mr. Pittman ceases to be Executive Chairman of the Board of CCOH but continues to be employed by CCMH, all unvested shares of CCOH Restricted Stock outstanding as of such termination will be converted into a number of shares of restricted stock of CCMH having an aggregate Fair Market Value (as defined in the CCMH 2008 Plan) equal to the aggregate Fair Market Value of such unvested shares, in each case, as of the date of such termination, with such CCMH restricted stock vesting on the terms and conditions as are set forth in the CCOH Stock Award Agreement (substituting CCMH for CCOH).

Matters Regarding John Hogan

John E. Hogan retired from his position as Chairman and Chief Executive Officer of the Clear Channel Media & Entertainment business segment of CCMH and CCU on January 13, 2014.  Mr. Hogan will continue to serve as Chairman Emeritus of CCMH and CCU for a 24-month period following his separation.

Separation Agreement and General Release

In connection with Mr. Hogan’s separation, on January 13, 2014, Clear Channel Broadcasting, Inc., a subsidiary of CCMH and CCU (“CCB”), and Mr. Hogan entered into a Severance Agreement and General Release (the “Separation Agreement”) pursuant to which CCB agreed to pay Mr. Hogan: (1) $900,000, representing the amount previously earned by Mr. Hogan pursuant to a supplemental incentive plan with respect to 2012 performance; (2) an annual bonus of $77,250 for performance during 2013; and (3) a prorated annual bonus with respect to the days he was employed during 2014, calculated as provided in the Employment Agreement dated November 15, 2010, as amended (the “Hogan Employment Agreement”).  Pursuant to the Separation Agreement and in consideration of the extension by Mr. Hogan of certain restrictive covenants applicable to him, the vesting of 93,076 restricted shares of Class A Common Stock of CCMH granted to Mr. Hogan on October 22, 2012 will be accelerated and CCMH will repurchase 83,938 of such shares (the aggregate repurchase amount of such repurchased shares, the “Repurchase Amount”), provided Mr. Hogan does not revoke the Separation Agreement.  Additionally, in exchange for the Separation Agreement, Mr. Hogan’s release of claims and the extension of certain restrictive covenants applicable to him, and provided that Mr. Hogan does not revoke the Separation Agreement, CCB agreed to pay Mr. Hogan: (a) $333,000, representing the remaining amount earned by Mr. Hogan pursuant to a supplemental incentive plan with respect to 2011 performance; (b) an “equity value preservation payment” equal to $1,027,355, paid in a lump sum payment; (c) a lump sum severance payment equal to (x) $1,538,000 minus (y) the Repurchase Amount; (d) a severance payment equal to $3,297,000, paid over 36 months; and (e) a payment of $1,000,000, paid over 12 months, beginning on the first anniversary of the date of separation.  However, if Mr. Hogan violates the restrictive covenants contained in Sections 4, 5 or 6 of the Hogan Employment Agreement, the severance payments referred to in (d) and/or (e) above shall cease and Mr. Hogan will be required to promptly repay amounts already received.  Mr. Hogan is also entitled to received continued healthcare coverage for 36 months, continued secretarial services for 6 months, $20,000 in outplacement services, and a housing allowance of $25,000 per month for up to 9 months, which amount is grossed up for certain applicable taxes; provided, that the housing allowance payments will stop if Mr. Hogan ceases to have obligations under the terms of his current lease agreement.  CCB also will pay up to $25,000 for Mr. Hogan’s reasonable legal fees incurred in connection with the negotiation of the Separation Agreement.

The foregoing summary is qualified in its entirety by reference to the text of the Pittman Employment Agreement (and forms of CCMH Stock Award Agreement and CCOH Stock Award Agreement, which are attached as exhibits thereto), the Amendment to Option Agreement and the Separation Agreement, copies of which are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
10.1
Amended and Restated Employment Agreement, dated as of January 13, 2014, between Robert Pittman and CC Media Holdings, Inc. (Incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).

10.2
Amendment to the Executive Option Agreement under the CC Executive Incentive Plan, dated as of January 13, 2014, between Robert W. Pittman and CC Media Holdings, Inc. (Incorporated by reference to Exhibit 10.2 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).

10.3
Severance Agreement and General Release, dated as of January 13, 2014, by and between John Hogan and Clear Channel Broadcasting, Inc. (Incorporated by reference to Exhibit 10.3 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.

Date: January 13, 2014	By:	/s/ Hamlet T. Newsom, Jr.
Hamlet T. Newsom, Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
10.1
Amended and Restated Employment Agreement, dated as of January 13, 2014, between Robert Pittman and CC Media Holdings, Inc. (Incorporated by reference to Exhibit 10.1 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).

10.2
Amendment to the Executive Option Agreement under the CC Executive Incentive Plan, dated as of January 13, 2014, between Robert W. Pittman and CC Media Holdings, Inc. (Incorporated by reference to Exhibit 10.2 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).

10.3
Severance Agreement and General Release, dated as of January 13, 2014, by and between John Hogan and Clear Channel Broadcasting, Inc. (Incorporated by reference to Exhibit 10.3 to the CC Media Holdings, Inc. Form 8-K filed on January 13, 2014).